Exhibit 10.21

TFI TAB Gıda Yatırımları A.Ş.

Dikilitaş Mahallesi Cad. A Blok No. 109

Beşiktaş, Istanbul

Republic of Turkey

and the other signatories hereto

Dated: January 26, 2018

Ladies and Gentlemen:

Re:  Shareholders’ Agreement relating to TFI TAB Gıda Yatırımları A.Ş. (the “Company”)

We refer to that certain Shareholders’ Agreement, dated July 29, 2016 (the “Shareholders’ Agreement”), that certain letter of Undertaking dated December 8, 2016 and that certain Letter Agreement, dated November 6, 2017 (the “Side Letter”), between and among the signatories hereto, relating to the Company.  Capitalized defined terms used but not defined herein have the meaning attributed to them in the Shareholders’ Agreement and the Side Letter.  For the purposes of this letter agreement, the term “Ordinary Shareholders” means the following signatories hereto: Yurdanur Kurdoğlu, Erhan Kurdoğlu, Korhan Kurdoğlu, Tuna Kurdoğlu, Ata Holding A.Ş., Ömer Ali Üründül, Duran Uğur, Mehmet Mert Üründül, and Emine Aslı Üründül.

Each of the undersigned hereby agrees that:

(i) the reference to USD 400 million in sub-paragraph (b) of the definition of “Liquidity Condition” in Clause 1.1 of the Shareholders’ Agreement shall be amended and for all purposes shall be read as USD 195 million (which, for the avoidance of doubt, shall be exclusive of any “greenshoe” option provided for as part of the TFI IPO);

(ii) if the number of Ordinary Shares proposed to be included within the offering of securities made in the TFI IPO is increased at any time after the date hereof, such additional shares shall be sold by the Preferred Shareholders to the extent that any one or more of them so elects by prompt notice to the Company with such inclusion to be in preference to any other holder of shares in the Company (or in preference to the Company) up to and including the total number of additional shares proposed to be offered pursuant to the revised terms of the TFI IPO, on a pro rata basis among the Preferred Shareholders (if more than one Preferred Shareholder elects to exercise its option under this paragraph);

(iii) the Company agrees that it shall grant to the Preferred Shareholders registration rights with respect to Ordinary Shares (or American depositary shares) held by the Preferred Shareholders on the closing date of the TFI IPO (the “Registrable Shares”) in order to facilitate the sale of such Ordinary Shares and American depositary shares following expiration (or, if earlier, waiver) of the lock-up undertakings entered into by each of the Company and the Preferred Shareholders in connection with the TFI IPO (the “Lock-up Expiry”).  For those purposes, each of the Company and the Preferred Shareholders agree to negotiate in good faith and enter into a registration rights agreement no later than 60 days after the closing of the TFI IPO or, if earlier, the Lock Up Expiry.  Such registration rights agreement shall be in customary form for agreements of this type entered into with institutional investors prior to an initial public offering and will provide for: (a) a long-form “demand” registration right exercisable once by each Preferred Shareholder; (b) “shelf” registration rights so long as Form F-3 is available to the Company; (c) “piggy-back” registration rights; (d) in the event of “underwriters’ cut-backs” in relation to a demand registration, a shelf registration or any piggyback registration, priority for the Preferred Shareholders over any other seller (including the Company); (e) survival of registration rights for so long as Registrable Shares with an aggregate value in excess of

$ 5 million remain unsold (and regardless of whether such shares may be resold in accordance with Rule 144 or otherwise); (f) customary undertakings by the Company to support the offering including, among other things, management roadshows, provision of information and due diligence, and entry into customary underwriting agreements; (g) agreement by the Company to bear all offering expenses, fees or commissions payable in connection with the offering, excluding only the payment of underwriters’ discounts and commissions (but including fees of any counsel to the Preferred Shareholders); (h) customary indemnification by the Company for losses suffered by the Preferred Shareholder for misstatements and omissions in the registration statements and prospectuses; and (i) such other terms and conditions as are customary for agreements of this type.  The Company will not enter into any agreement or undertaking that could have the effect of limiting the ability of the Company to grant to the Preferred Shareholders the registration rights contemplated herein in preference and priority to registration rights that may be offered to any other securityholder.  The Preferred Shareholders and the Ordinary Shareholders will take such actions as are within their control to facilitate the execution and delivery of a registration rights agreement on the terms described in this clause (iii); and

(iv) following the TFI IPO and prior to the earlier of (A) the execution, delivery and effectiveness of the registration rights agreement contemplated in clause (iii) above and (B) the sale by the Preferred Shareholders of all Registrable Shares, the Company will not offer or sell any shares of its capital stock (whether in the form of ordinary shares, American depositary shares or otherwise) and none of the Ordinary Shareholders will offer or sell any shares of capital stock of the Company (whether in the form of ordinary shares, American depositary shares or otherwise), in each case without the prior written consent of the Preferred Shareholders, provided that this paragraph (iv) shall not prevent the Company from implementing any employee stock remuneration or incentive program of the Company (or its affiliates), or purchasing minority interests in any of its Subsidiaries in exchange for (in whole or in part) capital stock (in whatever form) of the Company, provided however that the Company shall ensure that (and each of the Ordinary Shareholders shall take such actions as are within their control to procure that) any capital stock issued in connection with such purchases of minority interests in any of the Company’s Subsidiaries will be issued subject to transfer and lock up provisions equivalent to those set out in this paragraph (iv).

This side letter deed may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, and all the counterparts together shall constitute one agreement.  Clauses 30 to 50 of the Shareholders’ Agreement shall otherwise apply to this side letter deed mutatis mutandis.

Very truly yours,

[Signature pages follow]

IN WITNESS WHEREOF each Party has executed and delivered this side letter deed as a deed on the date which first appears above.

EXECUTED and DELIVERED as a DEED on the date first stated above.

Executed and delivered as a Deed by

for and on behalf of	)	/s/ Korhan Kurdoğlu
TFI TAB Gıda Yatırımları A.Ş.	)	Authorised Signatory
who are duly authorised and empowered	)
in accordance with the laws of	)
its jurisdiction of incorporation	)
to validly execute this Agreement	)	/s/ Faruk Işık
as a Deed	)	Authorised Signatory

in the presence of:	)
)
)
	)	/s/ Ekrem Özer
	)	Witness signature
	)	Name: Ekrem Özer
	)	Address:
	)	Occupation: CFO of TFI

Executed and delivered as a Deed by	)
)
Yurdanur Kurdoğlu	)	/s/Yurdanur Kurdoğlu
	)	Signature:
)
)
)
)
)

in the presence of:	)
)
)
	)	/s/ Yasemin Erden
	)	Witness signature
	)	Name: Yasemin Erden
	)	Address:
	)	Occupation: Attorney at law
)

Executed and delivered as a Deed by	)
)
Erhan Kurdoğlu	)	/s/ Erhan Kurdoğlu
	)	Signature:
)

in the presence of:	)
)
)
	)	/s/ Faruk Işık
	)	Witness signature
	)	Name:
	)	Address:
	)	Occupation:
)
)

Executed and delivered as a Deed by	)
)
Korhan Kurdoğlu	)	/s/ Korhan Kurdoğlu
	)	Signature:
)

in the presence of:	)
)
)
	)	/s/ Melih Araz
	)	Witness signature
	)	Name: Melih Araz
	)	Address:
	)	Occupation: TFI Board Member
)
)
)

Executed and delivered as a Deed by	)
)
Tuna Kurdoğlu	)	/s/ Tuna Kurdoğlu
	)	Signature:
)

in the presence of:	)
)
)
	)	/s/ Nil Akman
	)	Witness signature
	)	Name: Nil Akman
	)	Address:
	)	Occupation: Lawyer
)
)
)

)
Executed and delivered as a Deed by	)
	)	/s/ Korhan Kurdoğlu
for and on behalf of	)	Authorised Signatory
Ata Holding A.Ş.	)
who are duly authorised and empowered	)
in accordance with the laws of its jurisdiction of	)
incorporation to validly execute this Agreement	)	/s/ Melih Araz
as a Deed	)	Authorised Signatory
)
)

in the presence of:	)
)
)
	)	/s/ Faruk Işık
	)	Witness signature
	)	Name: Faruk Işık
	)	Address:
	)	Occupation: CEO of Ata Holding
)
)
)

Executed and delivered as a Deed by	)
)
Ömer Ali Üründül	)	/s/ Ömer Ali Üründül
	)	Signature:
)
)
)
)
)

in the presence of:	)
)
)
	)	/s/ Fazıl Emre Akıncı
	)	Witness signature
	)	Name: Fazıl Emre Akıncı
	)	Address:
	)	Occupation: TFI Board Member

Executed and delivered as a Deed by	)
)
Duran Uğur	)	/s/ Duran Uğur
	)	Signature:
)
)
)
)
)

in the presence of:	)
)
)
	)	/s/ Fazıl Emre Akıncı
	)	Witness signature
	)	Name: Fazıl Emre Akıncı
	)	Address:
	)	Occupation: TFI Board Member
)
)
)

Executed and delivered as a Deed by	)
)
Mehmet Mert Üründül	)	/s/ Mehmet Mert Üründül
	)	Signature:
)
)
)
)
)

in the presence of:	)
)
)
	)	/s/ Fazıl Emre Akıncı
	)	Witness signature
	)	Name: Fazıl Emre Akıncı
	)	Address:
	)	Occupation: TFI Board Member

Executed and delivered as a Deed by	)
)
Emine Aslı Üründül	)	/s/ Emine Aslı Üründül
	)	Signature:
)
)
)
)
)

in the presence of:	)
)
)
	)	/s/ Fazıl Emre Akıncı
	)	Witness signature
	)	Name: Fazıl Emre Akıncı
	)	Address:
	)	Occupation: TFI Board Member
)
)
)

)
Executed and delivered as a Deed by	)
	)	/s/ Jeremy Wiltshire
for and on behalf of	)	Authorised Signatory
ELQ Investors VIII Ltd	)
who are duly authorised and empowered	)
in accordance with the laws of	)
its jurisdiction of incorporation	)
to validly execute this Agreement	)
as a Deed

in the presence of:	)
)
	)	/s/ Marie-Lise Burnett-Godfree
	)	Witness signature
	)	Name:
	)	Address:
	)	Occupation:

)
Executed and delivered as a Deed by	)
	)	/s/ Hassan El Khatib
for and on behalf of	)	Authorised Signatory
European Bank for Reconstruction and	)
Development	)
who are duly authorised and empowered	)
)
to validly execute this Agreement	)
as a Deed	)
)

in the presence of:	)
)
	)	/s/ Sergei Gutnik
	)	Witness signature
	)	Name: Sergei Gutnik
	)	Address: One Exchange Square, EC2A 2JN
	)	Occupation: Senior Banker
)
)

)
Executed and delivered as a Deed by	)
	)	/s/ Alexandra Fantuz
for and on behalf of	)	Authorised Signatory
Clouse S.A. in respect of its	)
Compartment 17)
who are duly authorised and empowered	)
in accordance with the laws of	)
its jurisdiction of incorporation	)
to validly execute this Agreement	)
as a Deed	)

in the presence of:	)
)
	)	/s/ Sandra Bur
	)	Witness signature
	)	Name: Sandra Bur
	)	Address: 51 Avenue J F Kennedy
	)	Occupation: Senior Manager
)
)
)
)